Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2025
2

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Revenues
Premiums	$11,628	$10,647	$12,617	$11,723	$10,810	$21,681	$22,533
Universal life and investment-type product policy fees	1,281	1,228	1,217	1,229	1,259	2,529	2,488
Net investment income	5,205	5,227	5,405	4,885	5,661	10,641	10,546
Other revenues	638	648	641	687	679	1,312	1,366
Net investment gains (losses)	(421)	(77)	(311)	(387)	(273)	(796)	(660)
Net derivative gains (losses)	(508)	767	(903)	432	(796)	(1,487)	(364)
Total revenues	17,823	18,440	18,666	18,569	17,340	33,880	35,909

Expenses
Policyholder benefits and claims	11,485	10,597	12,572	11,806	10,767	21,559	22,573
Policyholder liability remeasurement (gains) losses	(10)	(132)	(42)	(31)	5	(32)	(26)
Market risk benefit remeasurement (gains) losses	(182)	531	(764)	299	(277)	(876)	22
Interest credited to policyholder account balances	2,000	2,037	2,012	1,647	2,400	4,290	4,047
Policyholder dividends	148	150	150	144	146	295	290
Amortization of DAC, VOBA and negative VOBA	493	509	517	519	528	995	1,047
Interest expense on debt	257	257	259	258	269	521	527
Other expenses, net of capitalization of DAC	2,430	2,497	2,581	2,573	2,522	4,881	5,095
Total expenses	16,621	16,446	17,285	17,215	16,360	31,633	33,575
Income (loss) before provision for income tax	1,202	1,994	1,381	1,354	980	2,247	2,334
Provision for income tax expense (benefit)	249	653	106	404	245	419	649
Net income (loss)	953	1,341	1,275	950	735	1,828	1,685
Less: Net income (loss) attributable to noncontrolling interests	7	(1)	4	5	6	15	11
Net income (loss) attributable to MetLife, Inc.	946	1,342	1,271	945	729	1,813	1,674
Less: Preferred stock dividends	34	67	32	66	31	101	97
Net income (loss) available to MetLife, Inc.'s common shareholders	$912	$1,275	$1,239	$879	$698	$1,712	$1,577

Premiums, fees and other revenues	$13,547	$12,523	$14,475	$13,639	$12,748	$25,522	$26,387

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Net income (loss) available to MetLife, Inc.'s common shareholders	$912	$1,275	$1,239	$879	$698
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(421)	(77)	(311)	(387)	(273)
Less: Net derivative gains (losses)	(508)	767	(903)	432	(796)
Less: Market risk benefit remeasurement gains (losses)	182	(531)	764	(299)	277
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(232)	(65)	(118)	(234)	(61)
Less: Provision for income tax (expense) benefit	270	(195)	352	23	195
Add: Net income (loss) attributable to noncontrolling interests	7	(1)	4	5	6
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,628	1,375	1,459	1,349	1,362
Less: Total notable items (2)	—	16	10	—	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,628	$1,359	$1,449	$1,349	$1,362

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.28	$1.81	$1.78	$1.28	$1.03
Less: Net investment gains (losses)	(0.59)	(0.11)	(0.45)	(0.56)	(0.40)
Less: Net derivative gains (losses)	(0.71)	1.09	(1.29)	0.63	(1.18)
Less: Market risk benefit remeasurement gains (losses)	0.25	(0.75)	1.09	(0.44)	0.41
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.32)	(0.09)	(0.15)	(0.33)	(0.10)
Less: Provision for income tax (expense) benefit	0.38	(0.28)	0.50	0.03	0.29
Add: Net income (loss) attributable to noncontrolling interests	0.01	—	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.28	1.95	2.09	1.96	2.02
Less: Total notable items per diluted common share (2)	—	0.02	0.01	—	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.28	$1.93	$2.08	$1.96	$2.02

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$16	$—	$—	$—
Litigation reserves and settlement costs	—	—	(47)	—	—
Tax adjustments	—	—	57	—	—
Total notable items	$—	$16	$10	$—	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$0.02	$—	$—	$—
Litigation reserves and settlement costs	—	—	(0.07)	—	—
Tax adjustments	—	—	0.08	—	—
Total notable items	$—	$0.02	$0.01	$—	$—

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Weighted average common shares outstanding - diluted	714.7	703.7	697.9	687.0	675.0

(1)See Pages A-1 and A-7 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Book value per common share (1)	$33.30	$39.02	$34.28	$35.16	$35.79
Adjusted book value per common share (1)	$53.12	$54.72	$54.81	$55.01	$56.23

	For the Three Months Ended
Unaudited	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Return on MetLife, Inc.'s (2):
Common stockholders' equity	15.2%	20.2%	19.6%	14.9%	11.7%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	17.3%	14.6%	15.4%	14.4%	14.6%
Adjusted common stockholders' equity, excluding total notable items (3)	17.3%	14.4%	15.3%	14.4%	14.6%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Common shares outstanding, beginning of period	715.7	703.8	693.7	689.2	673.3
Share repurchases	(12.0)	(10.5)	(4.6)	(17.0)	(6.5)
Newly issued shares	0.1	0.4	0.1	1.1	—
Common shares outstanding, end of period	703.8	693.7	689.2	673.3	666.8

Weighted average common shares outstanding - basic	710.5	699.3	693.0	682.3	670.8
Dilutive effect of the exercise or issuance of stock-based awards	4.2	4.4	4.9	4.7	4.2
Weighted average common shares outstanding - diluted	714.7	703.7	697.9	687.0	675.0

MetLife Policyholder Trust Shares	114.3	113.1	111.6	110.1	108.6

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Total revenues	$17,823	$18,440	$18,666	$18,569	$17,340	$33,880	$35,909
Less: Adjustments to total revenues:
Net investment gains (losses)	(421)	(77)	(311)	(387)	(273)	(796)	(660)
Net derivative gains (losses)	(508)	767	(903)	432	(796)	(1,487)	(364)
Investment hedge adjustments	(172)	(129)	(127)	(103)	(102)	(348)	(205)
Asymmetrical and non-economic accounting	35	50	34	36	42	74	78
Joint venture adjustments	(2)	66	16	(42)	16	—	(26)
Unit-linked contract income and Reinsurance adjustments	219	147	214	(184)	545	761	361
Other adjustments, excluding Unit-linked contract income and Reinsurance adjustments	(11)	(14)	(11)	(15)	(16)	(23)	(31)
Divested businesses	—	16	16	5	3	—	8
Total adjusted revenues	$18,683	$17,614	$19,738	$18,827	$17,921	$35,699	$36,748

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Net investment income	$5,205	$5,227	$5,405	$4,885	$5,661	$10,641	$10,546
Less: Adjustments to net investment income:
Investment hedge adjustments	(172)	(129)	(127)	(103)	(102)	(348)	(205)
Joint venture adjustments	(2)	66	16	(42)	16	—	(26)
Unit-linked contract income and Reinsurance adjustments	219	147	214	(184)	545	761	361
Divested businesses	—	—	1	1	—	—	1
Adjusted net investment income	$5,160	$5,143	$5,301	$5,213	$5,202	$10,228	$10,415

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Variable investment income (Included in net investment income above)	$298	$162	$293	$327	$195	$558	$522

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Premiums, fees and other revenues	$13,547	$12,523	$14,475	$13,639	$12,748	$25,522	$26,387
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	35	50	34	36	42	74	78
Other adjustments	(11)	(14)	(11)	(15)	(16)	(23)	(31)
Divested businesses	—	16	15	4	3	—	7
Adjusted premiums, fees and other revenues	$13,523	$12,471	$14,437	$13,614	$12,719	$25,471	$26,333
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,467	$12,443	$14,534	$13,745	$12,719

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Total expenses	$16,621	$16,446	$17,285	$17,215	$16,360	$31,633	$33,575
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(182)	531	(764)	299	(277)	(876)	22
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	166	72	46	139	31	204	170
Market volatility	(88)	(52)	(49)	(44)	(40)	(155)	(84)
Unit-linked contract costs and Reinsurance adjustments	214	143	215	(192)	531	753	339
Other adjustments, excluding Unit-linked contract costs and Reinsurance adjustments	5	12	25	19	21	12	40
Divested businesses	4	26	23	9	6	8	15
Total adjusted expenses	$16,502	$15,714	$17,789	$16,985	$16,088	$31,687	$33,073

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Capitalization of DAC	$(683)	$(691)	$(719)	$(698)	$(787)	$(1,423)	$(1,485)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(683)	$(691)	$(719)	$(698)	$(787)	$(1,423)	$(1,485)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Other expenses	$3,113	$3,188	$3,300	$3,271	$3,309	$6,304	$6,580
Less: Adjustments to other expenses:
Reinsurance adjustments	—	—	30	42	45	—	87
Other adjustments, excluding Reinsurance adjustments	5	12	25	19	21	12	40
Divested businesses	4	17	13	8	7	8	15
Adjusted other expenses	$3,104	$3,159	$3,232	$3,202	$3,236	$6,284	$6,438
Adjusted other expenses, on a constant currency basis	$3,102	$3,154	$3,282	$3,261	$3,236

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Other expenses, net of capitalization of DAC	$2,430	$2,497	$2,581	$2,573	$2,522	$4,881	$5,095

Premiums, fees and other revenues	$13,547	$12,523	$14,475	$13,639	$12,748	$25,522	$26,387

Expense ratio	17.9%	19.9%	17.8%	18.9%	19.8%	19.1%	19.3%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Adjusted other expenses by major category
Direct expenses	$1,397	$1,392	$1,396	$1,459	$1,445	$2,823	$2,904
Pension, postretirement and postemployment benefit costs	65	65	71	70	66	130	136
Premium taxes, other taxes, and licenses & fees	171	183	253	160	158	347	318
Commissions and other variable expenses	1,471	1,519	1,512	1,513	1,567	2,984	3,080
Adjusted other expenses	3,104	3,159	3,232	3,202	3,236	6,284	6,438
Adjusted capitalization of DAC	(683)	(691)	(719)	(698)	(787)	(1,423)	(1,485)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,421	$2,468	$2,513	$2,504	$2,449	$4,861	$4,953

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Employee-related costs	$900	$891	$955	$991	$935	$1,850	$1,926
Third-party staffing costs	356	354	439	353	392	698	745
General and administrative expenses	141	147	2	115	118	275	233
Direct expenses	1,397	1,392	1,396	1,459	1,445	2,823	2,904
Less: Total notable items related to direct expenses (1)	—	—	(152)	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,397	$1,392	$1,548	$1,459	$1,445	$2,823	$2,904

Adjusted other expenses, net of adjusted capitalization of DAC	$2,421	$2,468	$2,513	$2,504	$2,449	$4,861	$4,953
Less: Total notable items related to adjusted other expenses (1)	—	—	(85)	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,421	$2,468	$2,598	$2,504	$2,449	$4,861	$4,953

Adjusted premiums, fees and other revenues	$13,523	$12,471	$14,437	$13,614	$12,719	$25,471	$26,333
Less: PRT	1,752	529	2,593	1,476	328	1,727	1,804
Adjusted premiums, fees and other revenues, excluding PRT	$11,771	$11,942	$11,844	$12,138	$12,391	$23,744	$24,529

Direct expense ratio	10.3%	11.2%	9.7%	10.7%	11.4%	11.1%	11.0%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.9%	11.7%	13.1%	12.0%	11.7%	11.9%	11.8%

Adjusted expense ratio	17.9%	19.8%	17.4%	18.4%	19.3%	19.1%	18.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.6%	20.7%	21.9%	20.6%	19.8%	20.5%	20.2%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$277,736	$293,779	$281,043	$291,735	$298,737
Equity securities, at estimated fair value	754	746	712	747	790
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,106	9,289	10,672	10,725	11,694
Mortgage loans	89,802	90,415	89,012	87,908	86,868
Policy loans	8,691	8,822	8,545	8,663	8,664
Real estate and real estate joint ventures	13,517	13,731	13,342	13,481	14,007
Other limited partnership interests	14,288	14,186	14,378	14,137	14,279
Short-term investments, principally at estimated fair value	3,804	4,609	5,156	5,543	5,300
Other invested assets	18,131	19,706	18,504	17,470	16,352
Total investments	436,829	455,283	441,364	450,409	456,691
Cash and cash equivalents, principally at estimated fair value	20,786	21,765	20,068	21,326	22,178
Accrued investment income	3,657	3,722	3,489	3,557	3,532
Premiums, reinsurance and other receivables	31,820	31,443	29,761	31,251	31,503
Market risk benefits, at estimated fair value	356	310	372	317	352
Deferred policy acquisition costs and value of business acquired	19,568	20,401	19,627	20,162	20,993
Current income tax recoverable	348	304	295	338	554
Deferred income tax assets	2,681	2,469	2,994	2,524	2,925
Goodwill	8,950	9,155	8,901	9,036	9,142
Other assets	11,043	11,315	11,082	11,253	11,425
Separate account assets	139,707	148,809	139,504	138,143	143,175
Total assets	$675,745	$704,976	$677,457	$688,316	$702,470

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$190,993	$201,340	$193,646	$197,667	$198,965
Policyholder account balances	219,543	224,609	221,445	225,623	232,433
Market risk benefits, at estimated fair value	2,618	3,117	2,581	2,844	2,709
Other policy-related balances	19,379	19,932	18,899	19,523	19,899
Policyholder dividends payable	365	381	385	356	367
Payables for collateral under securities loaned and other transactions	17,719	17,132	17,128	17,440	17,147
Short-term debt	390	404	465	381	379
Long-term debt	14,809	15,278	15,086	14,695	15,374
Collateral financing arrangement	555	529	476	463	438
Subordinated debt securities	3,163	3,163	3,164	4,153	4,153
Current income tax payable	—	—	—	—	—
Deferred income tax liability	216	956	132	430	430
Other liabilities	38,748	38,162	36,843	38,843	39,074
Separate account liabilities	139,707	148,809	139,504	138,143	143,175
Total liabilities	648,205	673,812	649,754	660,561	674,543

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,740	33,766	33,791	33,820	33,822
Retained earnings	40,873	41,765	42,626	43,131	43,447
Treasury stock, at cost	(26,637)	(27,418)	(27,798)	(29,222)	(29,737)
Accumulated other comprehensive income (loss)	(20,736)	(17,240)	(21,186)	(20,248)	(19,859)
Total MetLife, Inc.'s stockholders' equity	27,252	30,885	27,445	27,493	27,685
Noncontrolling interests	288	279	258	262	242
Total equity	27,540	31,164	27,703	27,755	27,927
Total liabilities and equity	$675,745	$704,976	$677,457	$688,316	$702,470

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Adjusted earnings before provision for income tax
GROUP BENEFITS	$674	$472	$526	$464	$507
RIS	518	591	487	500	458
ASIA	625	431	613	536	495
LATIN AMERICA	311	309	258	290	317
EMEA	98	94	60	109	128
METLIFE HOLDINGS	188	226	189	190	177
CORPORATE & OTHER	(233)	(223)	(184)	(247)	(249)
Total adjusted earnings before provision for income tax	$2,181	$1,900	$1,949	$1,842	$1,833

Provision for income tax expense (benefit)
GROUP BENEFITS	$141	$99	$110	$97	$107
RIS	108	119	101	99	90
ASIA	176	125	170	162	145
LATIN AMERICA	85	88	57	72	84
EMEA	21	24	1	26	28
METLIFE HOLDINGS	35	44	36	36	33
CORPORATE & OTHER	(47)	(41)	(17)	(65)	(47)
Total provision for income tax expense (benefit)	$519	$458	$458	$427	$440

Adjusted earnings available to common shareholders
GROUP BENEFITS	$533	$373	$416	$367	$400
RIS	410	472	386	401	368
ASIA	449	306	443	374	350
LATIN AMERICA	226	221	201	218	233
EMEA	77	70	59	83	100
METLIFE HOLDINGS	153	182	153	154	144
CORPORATE & OTHER (1)	(220)	(249)	(199)	(248)	(233)
Total adjusted earnings available to common shareholders (1)	$1,628	$1,375	$1,459	$1,349	$1,362

(1)Includes impact of preferred stock dividends of $34 million, $67 million, $32 million, $66 million, and $31 million for the three months ended June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Adjusted revenues
Premiums	$5,599	$5,538	$5,579	$5,763	$5,801	$11,310	$11,564
Universal life and investment-type product policy fees	229	231	227	233	240	451	473
Net investment income	313	311	313	315	310	628	625
Other revenues	382	377	378	434	405	779	839
Total adjusted revenues	6,523	6,457	6,497	6,745	6,756	13,168	13,501

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,780	4,927	4,881	5,183	5,161	10,016	10,344
Policyholder liability remeasurement (gains) losses	2	—	—	(18)	(4)	(1)	(22)
Interest credited to policyholder account balances	48	49	46	44	43	96	87
Capitalization of DAC	(5)	(4)	(5)	(5)	(7)	(9)	(12)
Amortization of DAC, VOBA and negative VOBA	7	6	7	6	7	13	13
Interest expense on debt	1	—	1	—	1	1	1
Other expenses	1,016	1,007	1,041	1,071	1,048	2,019	2,119
Total adjusted expenses	5,849	5,985	5,971	6,281	6,249	12,135	12,530
Adjusted earnings before provision for income tax	674	472	526	464	507	1,033	971
Provision for income tax expense (benefit)	141	99	110	97	107	216	204
Adjusted earnings	533	373	416	367	400	817	767
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$533	$373	$416	$367	$400	$817	$767

Adjusted premiums, fees and other revenues	$6,210	$6,146	$6,184	$6,430	$6,446	$12,540	$12,876

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Direct and allocated expenses	$490	$486	$519	$524	$503
Pension, postretirement and postemployment benefit costs	14	14	14	13	14
Premium taxes, other taxes, and licenses & fees	95	93	86	83	88
Commissions and other variable expenses	417	414	422	451	443
Adjusted other expenses	$1,016	$1,007	$1,041	$1,071	$1,048

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Group Life (2)
Adjusted premiums, fees and other revenues	$2,309	$2,293	$2,289	$2,352	$2,371
Mortality ratio	79.1%	85.6%	83.2%	84.8%	83.0%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,742	$2,718	$2,771	$2,850	$2,876
Interest adjusted benefit ratio (4)	70.8%	72.4%	71.8%	74.1%	74.8%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Adjusted revenues
Premiums	$2,448	$1,451	$3,460	$2,284	$1,210	$3,123	$3,494
Universal life and investment-type product policy fees	73	67	99	85	85	148	170
Net investment income	2,117	2,133	2,143	2,167	2,145	4,206	4,312
Other revenues	61	61	61	61	60	124	121
Total adjusted revenues	4,699	3,712	5,763	4,597	3,500	7,601	8,097

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,248	2,247	4,280	3,121	2,043	4,719	5,164
Policyholder liability remeasurement (gains) losses	(23)	(148)	—	(15)	1	(22)	(14)
Interest credited to policyholder account balances	838	874	863	859	878	1,634	1,737
Capitalization of DAC	(46)	(53)	(58)	(37)	(44)	(107)	(81)
Amortization of DAC, VOBA and negative VOBA	16	14	21	17	18	31	35
Interest expense on debt	3	4	4	3	3	7	6
Other expenses	145	183	166	149	143	317	292
Total adjusted expenses	4,181	3,121	5,276	4,097	3,042	6,579	7,139
Adjusted earnings before provision for income tax	518	591	487	500	458	1,022	958
Provision for income tax expense (benefit)	108	119	101	99	90	213	189
Adjusted earnings	410	472	386	401	368	809	769
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$410	$472	$386	$401	$368	$809	$769

Adjusted premiums, fees and other revenues	$2,582	$1,579	$3,620	$2,430	$1,355	$3,395	$3,785
Less: PRT	1,752	529	2,593	1,476	328	1,727	1,804
Adjusted premiums, fees and other revenues, excluding PRT	$830	$1,050	$1,027	$954	$1,027	$1,668	$1,981

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Balance, end of period (at balance sheet discount rate) (2), (3)	$69,385	$72,914	$71,510	$73,415	$73,506
Less: Accumulated other comprehensive (income) loss	(2,952)	297	(3,134)	(2,627)	(2,366)
Balance, end of period (at original discount rate)	$72,337	$72,617	$74,644	$76,042	$75,872

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Balance, end of period	$84,270	$85,410	$84,923	$87,191	$89,205

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Balance, end of period	$50,033	$52,537	$51,420	$49,452	$47,993

SYNTHETIC GICS (4), (5)

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Balance, end of period	$48,982	$49,081	$49,599	$53,796	$53,740

LONGEVITY REINSURANCE (6)

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Balance, end of period	$24,422	$25,699	$25,121	$27,369	$30,087

(1)Includes $3,830 million, $3,847 million, $3,872 million, $3,899 million and $3,910 million of DPL at June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)Includes $1,972 million, $2,081 million, $1,956 million, $2,287 million and $2,266 million of future policy benefits subject to reinsurance, which are included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets at June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, respectively.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $0, $0, $221 million, $1,242 million and $0 of transfers from separate account GICs to synthetic GICs at June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, respectively.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Direct and allocated expenses	$74	$75	$80	$85	$80
Pension, postretirement and postemployment benefit costs	3	4	3	3	4
Premium taxes, other taxes, and licenses & fees	11	16	18	5	3
Commissions and other variable expenses	57	88	65	56	56
Adjusted other expenses	$145	$183	$166	$149	$143

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Investment income yield, excluding variable investment income yield	5.28%	5.25%	5.22%	5.11%	5.13%
Variable investment income yield	5.83%	4.58%	6.46%	8.95%	5.40%
Total investment income yield	5.30%	5.23%	5.26%	5.24%	5.14%

Average crediting rate	4.31%	4.38%	4.35%	4.31%	4.33%
Amortization of DPL and losses at inception (1)	(0.22)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%
Total average crediting rate	4.09%	4.17%	4.14%	4.10%	4.12%

Annualized general account spread (2)	1.21%	1.06%	1.12%	1.14%	1.02%
Annualized general account spread, excluding variable investment income yield	1.19%	1.08%	1.08%	1.01%	1.01%

(1)Includes the amortization of DPL of (0.23)% for each of the three months ended June 30, 2024, September 30, 2024, December 31, 2024 , March 31, 2025 and June 30, 2025.
(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Adjusted revenues
Premiums	$1,216	$1,272	$1,206	$1,260	$1,278	$2,513	$2,538
Universal life and investment-type product policy fees	434	420	410	406	399	860	805
Net investment income	1,167	1,132	1,251	1,206	1,210	2,275	2,416
Other revenues	18	18	19	15	22	39	37
Total adjusted revenues	2,835	2,842	2,886	2,887	2,909	5,687	5,796

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	988	1,035	993	1,037	1,051	2,055	2,088
Policyholder liability remeasurement (gains) losses	(4)	60	(59)	(11)	(12)	(36)	(23)
Interest credited to policyholder account balances	657	683	708	711	757	1,304	1,468
Capitalization of DAC	(335)	(336)	(348)	(351)	(418)	(696)	(769)
Amortization of DAC, VOBA and negative VOBA	202	211	214	216	223	407	439
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	702	758	765	749	813	1,446	1,562
Total adjusted expenses	2,210	2,411	2,273	2,351	2,414	4,480	4,765
Adjusted earnings before provision for income tax	625	431	613	536	495	1,207	1,031
Provision for income tax expense (benefit)	176	125	170	162	145	335	307
Adjusted earnings	449	306	443	374	350	872	724
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$449	$306	$443	$374	$350	$872	$724

Adjusted premiums, fees and other revenues	$1,668	$1,710	$1,635	$1,681	$1,699	$3,412	$3,380

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Adjusted premiums, fees and other revenues	$1,668	$1,710	$1,635	$1,681	$1,699

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,722	$1,715	$1,679	$1,741	$1,699
Add: Operating joint ventures, on a constant currency basis (1)	646	534	409	1,023	732
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,368	$2,249	$2,088	$2,764	$2,431

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Direct and allocated expenses	$272	$303	$319	$306	$304
Pension, postretirement and postemployment benefit costs	15	15	19	13	14
Premium taxes, other taxes, and licenses & fees	28	31	26	29	33
Commissions and other variable expenses	387	409	401	401	462
Adjusted other expenses	$702	$758	$765	$749	$813
Adjusted other expenses, net of adjusted capitalization of DAC	$367	$422	$417	$398	$395

Adjusted other expenses, on a constant currency basis	$735	$766	$792	$781	$813
Add: Operating joint ventures, on a constant currency basis (2)	106	118	93	126	113
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$841	$884	$885	$907	$926
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$445	$494	$494	$480	$466

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Japan:
Life	$139	$143	$109	$114	$159
Accident & Health	67	63	83	71	69
Annuities	146	147	112	144	226
Other	2	2	2	2	2
Total Japan	354	355	306	331	456
Other Asia	279	233	213	308	237
Total sales	$633	$588	$519	$639	$693

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Adjusted earnings available to common shareholders	$449	$306	$443	$374	$350
Adjusted earnings available to common shareholders, on a constant currency basis	$449	$303	$447	$380	$350

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

GA AUM	$117,606	$128,115	$120,626	$125,119	$129,325
GA AUM (at amortized cost)	$126,997	$135,107	$129,959	$134,352	$139,158

GA AUM (at amortized cost), on a constant currency basis	$131,264	$134,192	$134,197	$136,683	$139,158
Add: Operating joint ventures, on a constant currency basis (1)	9,223	9,717	10,116	11,683	12,413
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$140,487	$143,909	$144,313	$148,366	$151,571

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Adjusted revenues
Premiums	$1,122	$1,141	$1,098	$1,164	$1,260	$2,237	$2,424
Universal life and investment-type product policy fees	373	346	330	340	371	743	711
Net investment income	398	435	431	407	445	784	852
Other revenues	11	9	10	9	3	22	12
Total adjusted revenues	1,904	1,931	1,869	1,920	2,079	3,786	3,999

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,018	1,091	1,035	1,091	1,216	2,001	2,307
Policyholder liability remeasurement (gains) losses	(3)	(18)	20	(3)	—	(11)	(3)
Interest credited to policyholder account balances	115	108	101	98	96	229	194
Capitalization of DAC	(175)	(174)	(177)	(172)	(176)	(353)	(348)
Amortization of DAC, VOBA and negative VOBA	129	126	123	129	137	254	266
Interest expense on debt	4	4	4	4	4	7	8
Other expenses	505	485	505	483	485	1,017	968
Total adjusted expenses	1,593	1,622	1,611	1,630	1,762	3,144	3,392
Adjusted earnings before provision for income tax	311	309	258	290	317	642	607
Provision for income tax expense (benefit)	85	88	57	72	84	183	156
Adjusted earnings	226	221	201	218	233	459	451
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$226	$221	$201	$218	$233	$459	$451

Adjusted premiums, fees and other revenues	$1,506	$1,496	$1,438	$1,513	$1,634	$3,002	$3,147

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Direct and allocated expenses	$145	$129	$146	$135	$143
Pension, postretirement and postemployment benefit costs	1	1	3	1	2
Premium taxes, other taxes, and licenses & fees	19	22	24	23	22
Commissions and other variable expenses	340	333	332	324	318
Adjusted other expenses	$505	$485	$505	$483	$485
Adjusted other expenses, net of adjusted capitalization of DAC	$330	$311	$328	$311	$309
Adjusted other expenses, on a constant currency basis	$466	$472	$519	$498	$485
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$306	$303	$337	$320	$309

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Mexico	$189	$187	$137	$209	$183
Chile	98	104	123	117	129
All other	78	82	83	69	69
Total sales	$365	$373	$343	$395	$381

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Adjusted premiums, fees and other revenues	$1,506	$1,496	$1,438	$1,513	$1,634
Adjusted earnings available to common shareholders	$226	$221	$201	$218	$233

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,386	$1,459	$1,475	$1,561	$1,634
Adjusted earnings available to common shareholders, on a constant currency basis	$203	$216	$207	$226	$233

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Adjusted revenues
Premiums	$536	$562	$568	$582	$626	$1,072	$1,208
Universal life and investment-type product policy fees	77	84	76	78	84	154	162
Net investment income	54	55	59	58	61	108	119
Other revenues	8	9	8	8	9	15	17
Total adjusted revenues	675	710	711	726	780	1,349	1,506

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	265	276	301	277	309	523	586
Policyholder liability remeasurement (gains) losses	1	9	(3)	—	4	1	4
Interest credited to policyholder account balances	17	17	17	17	20	36	37
Capitalization of DAC	(115)	(119)	(124)	(126)	(136)	(243)	(262)
Amortization of DAC, VOBA and negative VOBA	81	91	93	94	88	171	182
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	328	342	367	355	367	660	722
Total adjusted expenses	577	616	651	617	652	1,148	1,269
Adjusted earnings before provision for income tax	98	94	60	109	128	201	237
Provision for income tax expense (benefit)	21	24	1	26	28	47	54
Adjusted earnings	77	70	59	83	100	154	183
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$77	$70	$59	$83	$100	$154	$183

Adjusted premiums, fees and other revenues	$621	$655	$652	$668	$719	$1,241	$1,387

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Direct and allocated expenses	$104	$109	$112	$109	$111
Pension, postretirement and postemployment benefit costs	2	2	2	1	(3)
Premium taxes, other taxes, and licenses & fees	5	6	7	6	6
Commissions and other variable expenses	217	225	246	239	253
Adjusted other expenses	$328	$342	$367	$355	$367
Adjusted other expenses, net of adjusted capitalization of DAC	$213	$223	$243	$229	$231
Adjusted other expenses, on a constant currency basis	$332	$342	$376	$367	$367
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$217	$223	$249	$236	$231

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Adjusted premiums, fees and other revenues	$621	$655	$652	$668	$719
Adjusted earnings available to common shareholders	$77	$70	$59	$83	$100

Adjusted premiums, fees and other revenues, on a constant currency basis	$631	$659	$668	$691	$719
Adjusted earnings available to common shareholders, on a constant currency basis	$77	$70	$59	$86	$100
Total sales, on a constant currency basis	$273	$242	$250	$319	$309

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Adjusted revenues
Premiums	$692	$673	$702	$657	$624	$1,405	$1,281
Universal life and investment-type product policy fees	94	80	74	86	80	172	166
Net investment income	1,016	981	978	989	964	2,026	1,953
Other revenues	37	40	39	37	36	87	73
Total adjusted revenues	1,839	1,774	1,793	1,769	1,704	3,690	3,473

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,252	1,221	1,230	1,200	1,164	2,503	2,364
Policyholder liability remeasurement (gains) losses	17	(35)	—	16	16	37	32
Interest credited to policyholder account balances	106	84	97	88	90	209	178
Capitalization of DAC	(4)	(4)	(4)	(4)	(3)	(9)	(7)
Amortization of DAC, VOBA and negative VOBA	57	58	55	55	53	116	108
Interest expense on debt	3	4	3	3	3	7	6
Other expenses	220	220	223	221	204	443	425
Total adjusted expenses	1,651	1,548	1,604	1,579	1,527	3,306	3,106
Adjusted earnings before provision for income tax	188	226	189	190	177	384	367
Provision for income tax expense (benefit)	35	44	36	36	33	72	69
Adjusted earnings	153	182	153	154	144	312	298
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$153	$182	$153	$154	$144	$312	$298

Adjusted premiums, fees and other revenues	$823	$793	$815	$780	$740	$1,664	$1,520

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Annuities	$1,555	$1,606	$1,515	$1,493	$1,466
Life and Other	53,296	53,096	52,918	52,584	52,368
Long-Term Care	14,455	15,657	14,537	14,716	14,803
Balance, end of period (at balance sheet discount rate)	$69,306	$70,359	$68,970	$68,793	$68,637

Less:
Annuities	$(65)	$(5)	$(63)	$(51)	$(43)
Life and Other	(27)	31	(34)	(26)	(26)
Long-Term Care	(755)	339	(919)	(872)	(922)
Accumulated other comprehensive (income) loss	$(847)	$365	$(1,016)	$(949)	$(991)

Annuities	$1,620	$1,611	$1,578	$1,544	$1,509
Life and Other	53,323	53,065	52,952	52,610	52,394
Long-Term Care	15,210	15,318	15,456	15,588	15,725
Balance, end of period (at original discount rate)	$70,153	$69,994	$69,986	$69,742	$69,628

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,468	$1,505	$1,393	$1,370	$1,345
Life and Other	$2,372	$2,398	$2,410	$2,421	$2,455
Long-Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Annuities	$10,747	$10,437	$10,142	$9,859	$9,625
Life and Other	11,303	11,284	11,132	10,986	10,849
Balance, end of period	$22,050	$21,721	$21,274	$20,845	$20,474

Policyholder account balances subject to reinsurance (2)
Annuities	$3,228	$3,124	$3,027	$2,930	$2,848
Life and Other	$6,467	$6,410	$6,357	$6,301	$6,240

MARKET RISK BENEFITS

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Annuities	$2,153	$2,608	$2,069	$2,377	$2,214
Balance, end of period	$2,153	$2,608	$2,069	$2,377	$2,214

Market risk benefits subject to reinsurance (2)	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Annuities	$28,843	$29,349	$27,829	$26,296	$27,188
Life and Other	6,738	7,049	7,065	6,393	7,022
Balance, end of period	$35,581	$36,398	$34,894	$32,689	$34,210

Separate account liabilities subject to reinsurance (3)
Annuities	$82	$83	$79	$73	$77
Life and Other	$5,944	$6,226	$6,244	$5,852	$6,429

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Direct and allocated expenses	$156	$159	$166	$168	$158
Pension, postretirement and postemployment benefit costs	7	6	7	6	7
Premium taxes, other taxes, and licenses & fees	19	20	15	16	12
Commissions and other variable expenses	38	35	35	31	27
Adjusted other expenses	$220	$220	$223	$221	$204

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Lapse Ratio (1)
Traditional life	5.9%	6.2%	5.8%	5.9%	6.0%
Variable annuity	12.4%	12.8%	12.9%	12.8%	12.5%

(1) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Adjusted revenues
Premiums	$15	$(6)	$(11)	$9	$8	$21	$17
Universal life and investment-type product policy fees	1	—	1	1	—	1	1
Net investment income	95	96	126	71	67	201	138
Other revenues	97	98	103	102	118	195	220
Total adjusted revenues	208	188	219	183	193	418	376

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	9	—	(10)	9	9	17	18
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(1)	(3)	(3)	(3)	(6)	(6)
Amortization of DAC, VOBA and negative VOBA	1	3	4	2	2	3	4
Interest expense on debt	246	245	247	248	258	499	506
Other expenses	188	164	165	174	176	382	350
Total adjusted expenses	441	411	403	430	442	895	872
Adjusted earnings before provision for income tax	(233)	(223)	(184)	(247)	(249)	(477)	(496)
Provision for income tax expense (benefit)	(47)	(41)	(17)	(65)	(47)	(117)	(112)
Adjusted earnings	(186)	(182)	(167)	(182)	(202)	(360)	(384)
Preferred stock dividends	34	67	32	66	31	101	97
Adjusted earnings available to common shareholders	$(220)	$(249)	$(199)	$(248)	$(233)	$(461)	$(481)

Adjusted premiums, fees and other revenues	$113	$92	$93	$112	$126	$217	$238

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Business activities	$30	$20	$16	$9	$29	$36	$38
Net investment income	92	96	126	78	73	194	151
Interest expense on debt	(255)	(256)	(257)	(258)	(269)	(520)	(527)
Corporate initiatives and projects	(7)	(8)	(12)	(10)	(13)	(13)	(23)
Other	(93)	(75)	(57)	(66)	(69)	(174)	(135)
Provision for income tax (expense) benefit and other tax-related items	47	41	17	65	47	117	112
Preferred stock dividends	(34)	(67)	(32)	(66)	(31)	(101)	(97)
Adjusted earnings available to common shareholders	$(220)	$(249)	$(199)	$(248)	$(233)	$(461)	$(481)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance adjustments have been excluded from the amounts within this table.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Fixed Maturity Securities
Yield (1)	4.38%	4.52%	4.47%	4.36%	4.61%	4.38%	4.49%
Investment income (2), (3)	$3,206	$3,357	$3,326	$3,259	$3,517	$6,406	$6,776
Investment gains (losses)	(246)	(157)	(245)	(244)	(124)	(331)	(368)
Ending carrying value (4)	279,170	295,460	280,227	290,416	297,565	279,170	297,565
Net Mortgage Loans
Yield (1)	5.30%	5.32%	5.28%	5.21%	5.12%	5.28%	5.17%
Investment income (3)	1,096	1,097	1,085	1,056	1,026	2,196	2,082
Investment gains (losses)	6	(156)	(53)	(159)	(288)	(76)	(447)
Ending carrying value (5)	82,051	82,773	81,460	80,581	79,848	82,051	79,848
Real Estate and Real Estate Joint Ventures
Yield (1)	(0.97)%	1.67%	1.47%	4.01%	3.47%	(1.85)%	3.74%
Investment income	(32)	57	50	134	120	(122)	254
Investment gains (losses)	12	128	70	(40)	3	47	(37)
Ending carrying value	13,517	13,731	13,342	13,481	14,007	13,517	14,007
Policy Loans
Yield (1)	5.44%	5.72%	5.67%	5.38%	5.64%	5.50%	5.51%
Investment income	110	116	114	107	113	223	220
Ending carrying value	8,691	8,822	8,545	8,663	8,664	8,691	8,664
Equity Securities
Yield (1)	5.50%	3.47%	3.23%	6.16%	2.30%	5.49%	4.24%
Investment income	7	4	5	9	3	14	12
Investment gains (losses)	(19)	(31)	4	(12)	45	9	33
Ending carrying value	754	746	712	747	790	754	790
Other Limited Partnership Interests
Yield (1)	9.10%	2.45%	7.05%	6.22%	3.46%	8.68%	4.84%
Investment income	325	87	252	222	122	626	344
Investment gains (losses)	(9)	3	1	(1)	21	(59)	20
Ending carrying value (6)	14,288	14,186	14,367	14,125	14,265	14,288	14,265
Cash and Cash Equivalents and Short-term Investments
Yield (1)	4.61%	5.23%	4.97%	4.42%	4.19%	4.97%	4.30%
Investment income	209	257	249	224	232	455	456
Investment gains (losses)	37	(46)	18	(9)	(38)	62	(47)
Ending carrying value (7)	24,590	26,374	25,018	26,862	27,432	24,590	27,432
Other Invested Assets
Investment income	386	312	368	365	218	734	583
Investment gains (losses)	(16)	56	23	4	25	(33)	29
Ending carrying value (8)	18,131	19,706	18,504	17,470	16,350	18,131	16,350
Total Investments
Investment income yield (1)	4.83%	4.75%	4.87%	4.82%	4.73%	4.79%	4.78%
Investment fees and expenses yield (1)	(0.13)%	(0.13)%	(0.13)%	(0.15)%	(0.13)%	(0.14)%	(0.14)%
Net Investment Income Yield (1)	4.70%	4.62%	4.74%	4.67%	4.60%	4.65%	4.64%
Investment income	$5,307	$5,287	$5,449	$5,376	$5,351	$10,532	$10,727
Investment fees and expenses	(147)	(144)	(147)	(162)	(149)	(304)	(311)
Net investment income including divested businesses	5,160	5,143	5,302	5,214	5,202	10,228	10,416
Less: Net investment income from divested businesses	—	—	1	1	—	—	1
Adjusted Net Investment Income (9)	$5,160	$5,143	$5,301	$5,213	$5,202	$10,228	$10,415
Ending Carrying Value	$441,192	$461,798	$442,175	$452,345	$458,921	$441,192	$458,921
Investment Portfolio Gains (Losses) (10)	$(235)	$(203)	$(182)	$(461)	$(356)	$(381)	$(817)
Gross investment gains	245	368	316	142	204	576	346
Gross investment losses	(458)	(417)	(386)	(423)	(264)	(893)	(687)
Net credit loss (provision) release and (impairments)	(22)	(154)	(112)	(180)	(296)	(64)	(476)
Investment Portfolio Gains (Losses) (10)	(235)	(203)	(182)	(461)	(356)	(381)	(817)
Investment portfolio gains (losses) income tax (expense) benefit	57	56	59	116	94	98	210
Investment Portfolio Gains (Losses), Net of Income Tax	$(178)	$(147)	$(123)	$(345)	$(262)	$(283)	$(607)

Derivative Gains (Losses) (10)	(698)	619	(1,159)	344	(892)	(1,873)	(548)
Derivative gains (losses) income tax (expense) benefit	193	(206)	314	(99)	181	497	82
Derivative Gains (Losses), Net of Income Tax	$(505)	$413	$(845)	$245	$(711)	$(1,376)	$(466)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$80,678	29.1%	$84,851	28.9%	$78,584	28.2%	$80,316	27.7%	$81,562	27.5%
Foreign corporate		53,419	19.2%	56,752	19.3%	53,354	19.1%	55,083	19.1%	58,792	19.9%
Foreign government		40,054	14.4%	44,132	15.0%	39,895	14.3%	40,892	14.2%	42,097	14.2%
Residential mortgage-backed		32,616	11.7%	35,264	12.0%	34,135	12.3%	39,083	13.5%	40,764	13.8%
U.S. government and agency		33,238	12.0%	34,676	11.8%	33,350	12.0%	33,535	11.6%	32,463	11.0%
Asset-backed securities and collateralized loan obligations		17,775	6.4%	17,520	6.0%	20,390	7.3%	20,748	7.2%	20,929	7.1%
Municipals		10,470	3.8%	10,798	3.7%	9,762	3.5%	9,764	3.4%	9,802	3.3%
Commercial mortgage-backed		9,486	3.4%	9,786	3.3%	9,182	3.3%	9,388	3.3%	9,428	3.2%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance adjustments		$277,736	100.0%	$293,779	100.0%	$278,652	100.0%	$288,809	100.0%	$295,837	100.0%
Reinsurance adjustments		—		—		2,391		2,926		2,900
Fixed Maturity Securities Available-For-Sale		$277,736		$293,779		$281,043		$291,735		$298,737

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$192,239	69.2%	$203,560	69.3%	$192,099	68.9%	$199,468	69.1%	$203,465	68.8%
Baa	2	72,732	26.2%	77,031	26.2%	74,345	26.7%	77,112	26.7%	80,262	27.1%
Ba	3	9,189	3.3%	9,666	3.3%	8,680	3.1%	8,674	3.0%	8,566	2.9%
B	4	3,291	1.2%	3,131	1.1%	3,035	1.1%	3,198	1.1%	3,260	1.1%
Caa and lower	5	226	0.1%	331	0.1%	425	0.2%	291	0.1%	204	0.1%
In or near default	6	59	—%	60	—%	68	—%	66	—%	80	—%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance adjustments		$277,736	100.0%	$293,779	100.0%	$278,652	100.0%	$288,809	100.0%	$295,837	100.0%
Reinsurance adjustments		—		—		2,391		2,926		2,900
Fixed Maturity Securities Available-For-Sale (11)		$277,736		$293,779		$281,043		$291,735		$298,737

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025

Gross unrealized gains		$5,096		$8,093		$4,965		$5,398		$6,192
Gross unrealized losses		30,430		23,558		31,041		28,891		28,951
Net Unrealized Gains (Losses), excluding Reinsurance adjustments		$(25,334)		$(15,465)		$(26,076)		$(23,493)		$(22,759)
Reinsurance adjustments		—		—		(142)		(109)		(88)
Net Unrealized Gains (Losses)		$(25,334)		$(15,465)		$(26,218)		$(23,602)		$(22,847)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025

Commercial mortgage loans	$50,109		$50,478		$48,967		$47,890		$46,674
Agricultural mortgage loans	19,383		19,210		19,030		18,779		18,993
Residential mortgage loans	13,273		13,844		14,186		14,783		15,286
Total	82,765		83,532		82,183		81,452		80,953
Allowance for credit loss	(714)		(759)		(723)		(871)		(1,105)
Net mortgage loans, excluding Reinsurance adjustments	$82,051		$82,773		$81,460		$80,581		$79,848
Reinsurance adjustments	—		—		85		82		78
Net Mortgage Loans	$82,051		$82,773		$81,545		$80,663		$79,926

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,680	17.3%	$8,745	17.3%	$8,738	17.8%	$8,677	18.1%	$8,611	18.4%
Non-U.S.	8,385	16.7%	8,593	17.0%	7,901	16.1%	7,802	16.3%	7,839	16.8%
Middle Atlantic	7,250	14.5%	6,999	13.9%	6,938	14.2%	6,877	14.4%	6,561	14.1%
South Atlantic	6,517	13.0%	6,459	12.8%	5,890	12.0%	5,796	12.1%	5,630	12.1%
West South Central	3,386	6.8%	3,455	6.9%	3,228	6.6%	3,214	6.7%	3,274	7.0%
Mountain	2,264	4.5%	2,217	4.4%	2,317	4.7%	2,455	5.1%	2,470	5.3%
New England	2,821	5.6%	2,838	5.6%	2,680	5.5%	2,501	5.2%	2,386	5.1%
East North Central	1,600	3.2%	1,543	3.1%	1,453	3.0%	1,453	3.0%	1,460	3.1%
East South Central	652	1.3%	608	1.2%	481	1.0%	481	1.0%	476	1.0%
West North Central	472	1.0%	472	0.9%	410	0.8%	408	0.9%	407	0.9%
Multi-Region and Other	8,082	16.1%	8,549	16.9%	8,931	18.3%	8,226	17.2%	7,560	16.2%
Total, excluding Reinsurance adjustments	$50,109	100.0%	$50,478	100.0%	$48,967	100.0%	$47,890	100.0%	$46,674	100.0%
Reinsurance adjustments	—		—		82		82		78
Total	$50,109		$50,478		$49,049		$47,972		$46,752

Office	$18,799	37.5%	$18,861	37.4%	$18,269	37.3%	$18,134	37.9%	$17,912	38.4%
Apartment	10,954	21.9%	10,750	21.3%	10,472	21.4%	10,549	22.0%	9,899	21.2%
Retail	7,443	14.8%	7,273	14.4%	6,612	13.5%	6,502	13.6%	6,768	14.5%
Single Family Rental	4,822	9.6%	5,141	10.2%	5,355	10.9%	4,844	10.1%	4,780	10.2%
Industrial	4,941	9.9%	5,313	10.5%	4,999	10.2%	4,506	9.4%	3,942	8.5%
Hotel	3,049	6.1%	3,051	6.0%	3,178	6.5%	3,268	6.8%	3,285	7.0%
Other	101	0.2%	89	0.2%	82	0.2%	87	0.2%	88	0.2%
Total, excluding Reinsurance adjustments	$50,109	100.0%	$50,478	100.0%	$48,967	100.0%	$47,890	100.0%	$46,674	100.0%
Reinsurance adjustments	—		—		82		82		78
Total	$50,109		$50,478		$49,049		$47,972		$46,752

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, Reinsurance adjustments, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $22 million, $76 million, $22 million, ($20) million and $107 million for the three months ended June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, respectively, and $107 million and $87 million for the year-to-date period ended June 30, 2024 and June 30, 2025, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Fixed maturity securities available-for-sale	$277,736	$293,779	$281,043	$291,735	$298,737
Less: Reinsurance adjustments	—	—	2,391	2,926	2,900
Fixed maturity securities available-for-sale, excluding Reinsurance adjustments	$277,736	$293,779	$278,652	$288,809	$295,837
Fair value option securities	1,434	1,681	1,575	1,607	1,728
Fixed maturity securities, excluding Reinsurance adjustments	$279,170	$295,460	$280,227	$290,416	$297,565

(5)The following table presents a reconciliation to ending carrying value presented for net mortgage loans.
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Mortgage Loans	$89,802	$90,415	$89,012	$87,908	$86,868
Less: Mortgage loans originated for third parties, net of ACL	7,751	7,642	7,467	7,245	6,942
Net mortgage loans	$82,051	$82,773	$81,545	$80,663	$79,926
Less: Reinsurance adjustments	—	—	85	82	78
Net mortgage loans, excluding Reinsurance adjustments	$82,051	$82,773	$81,460	$80,581	$79,848

(6)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Other limited partnership interests	$14,288	$14,186	$14,378	$14,137	$14,279
Less: Reinsurance adjustments	—	—	11	12	14
Other limited partnership interests, excluding Reinsurance adjustments	$14,288	$14,186	$14,367	$14,125	$14,265

(7)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Cash and cash equivalents and short-term investments	$24,590	$26,374	$25,224	$26,869	$27,478
Less: Reinsurance adjustments	—	—	206	7	46
Cash and cash equivalents and short-term investments, excluding Reinsurance adjustments	$24,590	$26,374	$25,018	$26,862	$27,432

(8)The following table presents a reconciliation to ending carrying value presented for other invested assets.
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Other invested assets	$18,131	$19,706	$18,504	$17,470	$16,352
Less: Reinsurance adjustments	—	—	—	—	2
Other invested assets, excluding Reinsurance adjustments	$18,131	$19,706	$18,504	$17,470	$16,350

(9)Adjusted net investment income reflects the adjustments as presented on Page 5.
(10)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Net investment gains (losses)	$(421)	$(77)	$(311)	$(387)	$(273)	$(796)	$(660)
Less: Non-investment portfolio gains (losses)	(176)	188	(122)	65	86	(402)	151
Less: Provision for credit loss on certain mortgage loans originated for third parties	(15)	4	11	(34)	20	(19)	(14)
Less: Other adjustments	5	(66)	(18)	43	(23)	6	20
Investment portfolio gains (losses)	$(235)	$(203)	$(182)	$(461)	$(356)	$(381)	$(817)

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Net derivative gains (losses)	$(508)	$767	$(903)	$432	$(796)	$(1,487)	$(364)
Less: Investment hedge adjustments	172	129	127	103	102	348	205
Less: Reinsurance adjustments	—	—	110	(35)	(22)	—	(57)
Less: Other adjustments, excluding Reinsurance adjustments	18	19	19	20	16	38	36
Derivative gains (losses)	$(698)	$619	$(1,159)	$344	$(892)	$(1,873)	$(548)

(11)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$912	$1,275	$1,239	$879	$698	$1,712	$1,577
Add: Preferred stock dividends	34	67	32	66	31	101	97
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	7	(1)	4	5	6	15	11
Net income (loss)	953	1,341	1,275	950	735	1,828	1,685
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(421)	(77)	(311)	(387)	(273)	(796)	(660)
Net derivative gains (losses)	(508)	767	(903)	432	(796)	(1,487)	(364)
Market risk benefit remeasurement gains (losses)	182	(531)	764	(299)	277	876	(22)
Premiums - Divested businesses	—	16	15	4	3	—	7
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(172)	(129)	(127)	(103)	(102)	(348)	(205)
Unit-linked contract income and Reinsurance adjustments	219	147	214	(184)	545	761	361
Joint venture adjustments	(2)	66	16	(42)	16	—	(26)
Divested businesses	—	—	1	1	—	—	1
Other revenues
Asymmetrical and non-economic accounting	35	50	34	36	42	74	78
Other adjustments	(11)	(14)	(11)	(15)	(16)	(23)	(31)
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(161)	7	(51)	(75)	(1)	(175)	(76)
Market volatility	88	52	49	44	40	155	84
Divested businesses	—	(9)	(10)	(1)	1	—	—
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(5)	(79)	5	(64)	(30)	(29)	(94)
Unit-linked contract costs	(214)	(143)	(185)	234	(486)	(753)	(252)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA - Divested businesses	—	—	—	—	—	—	—
Interest expense on debt - Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance adjustments	—	—	(30)	(42)	(45)	—	(87)
Other adjustments, excluding Reinsurance adjustments	(5)	(12)	(25)	(19)	(21)	(12)	(40)
Divested businesses	(4)	(17)	(13)	(8)	(7)	(8)	(15)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	270	(195)	352	23	195	530	218
Adjusted earnings	1,662	1,442	1,491	1,415	1,393	3,063	2,808
Less: Preferred stock dividends	34	67	32	66	31	101	97
Adjusted earnings available to common shareholders	$1,628	$1,375	$1,459	$1,349	$1,362	$2,962	$2,711

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Actuarial assumption review and other insurance adjustments	$—	$16	$—	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	(47)	—	—	—	—
Tax adjustments	—	—	57	—	—	—	—
Total notable items	$—	$16	$10	$—	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Actuarial assumption review and other insurance adjustments	$—	$(58)	$—	$—	$—	$—	$—
Total notable items	$—	$(58)	$—	$—	$—	$—	$—

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Actuarial assumption review and other insurance adjustments	$—	$104	$—	$—	$—	$—	$—
Total notable items	$—	$104	$—	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Actuarial assumption review and other insurance adjustments	$—	$(41)	$—	$—	$—	$—	$—
Total notable items	$—	$(41)	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Actuarial assumption review and other insurance adjustments	$—	$4	$—	$—	$—	$—	$—
Total notable items	$—	$4	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Actuarial assumption review and other insurance adjustments	$—	$(5)	$—	$—	$—	$—	$—
Total notable items	$—	$(5)	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Actuarial assumption review and other insurance adjustments	$—	$12	$—	$—	$—	$—	$—
Total notable items	$—	$12	$—	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025
Litigation reserves and settlement costs	$—	$—	$(47)	$—	$—	$—	$—
Tax adjustments	—	—	57	—	—	—	—
Total notable items	$—	$—	$10	$—	$—	$—	$—

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Total MetLife, Inc.'s stockholders' equity	$27,252	$30,885	$27,445	$27,493	$27,685
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	23,434	27,067	23,627	23,675	23,867
Less: Unrealized investment gains (losses), net of related offsets and income tax	(19,187)	(11,239)	(19,402)	(17,329)	(16,484)
Deferred gains (losses) on derivatives, net of income tax	99	(292)	370	179	(1,466)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	6,606	2,004	6,529	5,334	5,876
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(73)	4	(71)	(31)	(64)
Defined benefit plans adjustment, net of income tax	(1,396)	(1,371)	(1,442)	(1,416)	(1,407)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	—	(129)	(100)	(83)
Total MetLife, Inc.'s adjusted common stockholders' equity	37,385	37,961	37,772	37,038	37,495
Less: Accumulated year-to-date total notable items, net of income tax (2)	—	16	26	—	—
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$37,385	$37,945	$37,746	$37,038	$37,495

Unaudited (In millions, except per share data)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Book value per common share	$33.30	$39.02	$34.28	$35.16	$35.79
Less: Unrealized investment gains (losses), net of related offsets and income tax	(27.26)	(16.20)	(28.15)	(25.74)	(24.72)
Deferred gains (losses) on derivatives, net of income tax	0.14	(0.42)	0.54	0.27	(2.20)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	9.38	2.89	9.46	7.92	8.81
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.10)	0.01	(0.10)	(0.05)	(0.10)
Defined benefit plans adjustment, net of income tax	(1.98)	(1.98)	(2.09)	(2.10)	(2.11)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	—	(0.19)	(0.15)	(0.12)
Adjusted book value per common share	$53.12	$54.72	$54.81	$55.01	$56.23

Common shares outstanding, end of period	703.8	693.7	689.2	673.3	666.8

	For the Three Months Ended (3)
Unaudited (In millions, except ratios)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025

Return on MetLife, Inc.'s:
Common stockholders' equity	15.2%	20.2%	19.6%	14.9%	11.7%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	17.3%	14.6%	15.4%	14.4%	14.6%
Adjusted common stockholders' equity, excluding total notable items (2)	17.3%	14.4%	15.3%	14.4%	14.6%

Average common stockholders' equity	$24,076	$25,251	$25,347	$23,651	$23,771
Average adjusted common stockholders' equity	$37,704	$37,673	$37,867	$37,405	$37,267
Average adjusted common stockholders' equity, excluding total notable items (2)	$37,704	$37,665	$37,846	$37,405	$37,267

(1)Ceded reinsurance-related embedded derivatives excluded are those where the total return on a portfolio of invested assets is passed through to third-party reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

(3) Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
GROUP BENEFITS (1)	$6,210	$6,146	$6,184	$6,430	$6,446
RIS (1)	2,582	1,579	3,620	2,430	1,355
ASIA	1,722	1,715	1,679	1,741	1,699
LATIN AMERICA	1,386	1,459	1,475	1,561	1,634
EMEA	631	659	668	691	719
METLIFE HOLDINGS (1)	823	793	815	780	740
CORPORATE & OTHER (1)	113	92	93	112	126
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,467	$12,443	$14,534	$13,745	$12,719
Adjusted premiums, fees and other revenues	$13,523	$12,471	$14,437	$13,614	$12,719

ASIA (including operating joint ventures) (2), (3)	$2,368	$2,249	$2,088	$2,764	$2,431

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
GROUP BENEFITS (1)	$1,016	$1,007	$1,041	$1,071	$1,048
RIS (1)	145	183	166	149	143
ASIA	735	766	792	781	813
LATIN AMERICA	466	472	519	498	485
EMEA	332	342	376	367	367
METLIFE HOLDINGS (1)	220	220	223	221	204
CORPORATE & OTHER (1)	188	164	165	174	176
Adjusted other expenses, on a constant currency basis	$3,102	$3,154	$3,282	$3,261	$3,236
Adjusted other expenses	$3,104	$3,159	$3,232	$3,202	$3,236

ASIA (including operating joint ventures) (2), (4)	$841	$884	$885	$907	$926

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
GROUP BENEFITS (1)	$533	$373	$416	$367	$400
RIS (1)	410	472	386	401	368
ASIA	449	303	447	380	350
LATIN AMERICA	203	216	207	226	233
EMEA	77	70	59	86	100
METLIFE HOLDINGS (1)	153	182	153	154	144
CORPORATE & OTHER (1)	(220)	(249)	(199)	(248)	(233)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,605	$1,367	$1,469	$1,366	$1,362
Adjusted earnings available to common shareholders	$1,628	$1,375	$1,459	$1,349	$1,362

(1) Amounts on a reported basis, as constant currency impact is not significant.

(2) Adjusted premiums, fees and other revenues as well as other expenses for operating joint ventures are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 16.

(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding total notable items	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	adjusted capitalization of DAC	(xv)	capitalization of DAC
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	adjusted book value per common share	(xviii)	book value per common share
(xix)	adjusted other expenses	(xix)	other expenses
(xx)	adjusted other expenses, net of adjusted capitalization of DAC	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	future policy benefits at original discount rate	(xxviii)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period ("constant currency basis").

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at MetLife's Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife’s definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on, a constant currency basis.

Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method ("Joint venture adjustments"), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

"Divested businesses" are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities ("Unit-linked contract income" and "Unit-linked contract costs").

•
Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

•	Net investment income and other expenses also exclude Reinsurance adjustments (as defined below).
•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•
"Reinsurance adjustments" relate to amounts subject to ceded reinsurance arrangements with third-parties, including (i) the related investment returns and expenses which are passed through to the third-party reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI and the estimated fair value of certain ceded reinsurance-related embedded derivatives, all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives and total notable items, all net of income tax.

• Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
• Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
• Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

• Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance:
•
Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

• PRT includes UK funded reinsurance.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired